Guggenheim Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 29, 2014 to the currently effective

Statement of Additional Information (the “SAI”), as supplemented from time to time,

for Guggenheim Alpha Opportunity Fund (the “Fund”)

This supplement provides updated information beyond that contained in the SAI for the Fund and should be read in conjunction with the SAI.

State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts 02110, will act as custodian for the portfolio securities of the Fund until on or about October 8, 2014. All references in the SAI to the Fund’s custodian shall refer to State Street until that time.

Effective on or about October 8, 2014, Bank of New York Mellon, located at 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, will begin serving as the Fund’s custodian as set forth in the SAI.

Please Retain This Supplement for Future Reference

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